UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 31, 2011

ADVANCED ANALOGIC TECHNOLOGIES

INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-51349	77-0462930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3230 Scott Boulevard

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 737-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b), (c) On April 6, 2011, Advanced Analogic Technologies Incorporated (the “Company”) issued a press release announcing that Brian R. McDonald has resigned effective March 31, 2011 as the Company’s Chief Financial Officer, Vice President of Worldwide Finance and Secretary. Ashok Chandran, the Company’s Vice President and Chief Accounting Officer, will serve as the Company’s interim Chief Financial Officer, effective immediately.

Mr. Chandran, age 51, has served as the Company’s Vice President and Chief Accounting Officer since October 2007. Mr. Chandran joined the Company in October 2004 and previously served as the Company’s Corporate Controller. Prior to joining the Company, Mr. Chandran served in senior financial roles at JDS Uniphase from 1999 to 2004. Prior to this, Mr. Chandran served in finance positions at LSI Logic Corporation from 1996 to 1999 and at National Semiconductor Corporation from 1983 to 1995. Mr. Chandran received a Masters of Business Administration from Duke University and a Bachelor’s Degree in Mechanical Engineering with honors from Monash University in Melbourne, Australia.

The above-referenced press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(e) On March 31, 2011, the Company entered into a Separation Agreement and Release with Brian R. McDonald, its former Chief Financial Officer, Vice President of Worldwide Finance and Secretary (the “Executive”). Pursuant to the terms of the agreement, the Executive will receive a severance package that primarily includes a payment of sixteen (16) months base salary ($392,333.44), less applicable withholdings, a payment equal to fifty percent (50%) of the target bonus that the Executive would have been eligible to receive had his employment continued through the 2011 fiscal year ($110,343.78), less applicable withholdings, a one-time bonus of $31,600, less applicable withholdings, for certain miscellaneous expenses, twelve (12) months of health benefits, one hundred percent (100%) accelerated vesting of the unvested portion of Executive’s options to purchase shares of the Company’s Common Stock and restricted stock units and an extension of the period of time in which Executive is entitled to exercise his options.

The above-referenced separation agreement and release is attached hereto as Exhibit 10.21 and is incorporated herein by reference. The foregoing description of the separation agreement and release is qualified in its entirety by reference to the full text of the separation agreement and release.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.21†	Separation Agreement and Release by and between Advanced Analogic Technologies Incorporated and Brian R. McDonald dated March 31, 2011

99.1	Press release issued by Advanced Analogic Technologies Incorporated on April 6, 2011 announcing the resignation of Brian R. McDonald and the appointment of Ashok Chandran as interim Chief Financial Officer

†	Confidential treatment has been requested for portions of this exhibit and separately filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

By:	/s/ Ashok Chandran
Ashok Chandran
Vice President, Chief Accounting Officer and interim Chief Financial Officer

Date: April 6, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.21†	Separation Agreement and Release by and between Advanced Analogic Technologies Incorporated and Brian R. McDonald dated March 31, 2011

99.1	Press release issued by Advanced Analogic Technologies Incorporated on April 6, 2011 announcing the resignation of Brian R. McDonald and the appointment of Ashok Chandran as interim Chief Financial Officer

†	Confidential treatment has been requested for portions of this exhibit and separately filed with the Securities and Exchange Commission.